ENDO 2026 Pioneering Precision Peptides for Endocrine and Metabolic Diseases June 12, 2026 EXHIBIT 99.2

Introduction Kent Hawryluk MBX President & CEO

Disclaimer This presentation includes forward looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding our product candidates, preclinical study and/or clinical trial timelines, including projected data announcements, future results of operations and financial position, strategy and plans, industry environment, potential growth opportunities, and our expectations for future operations, are forward looking statements The words “ believe,” “ may,” “will,” “ estimate,” “ continue,” “ anticipate,” “ design,” “ “ expect,” “ could,” “ plan,” “ potential,” “ predict,” “ seek,” “ should,” “would,” or the negative version of these words and similar expressions are intended to identify forward looking statements. We have based these forward-looking statements on our current expectations and projections about future events and trends that we believe may affect our financial condition, results of operations, strategy, short- and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including but not limited to, our ability to develop and advance our programs and product candidates, our regulatory approvals and filings, and other risks, uncertainties and assumptions identified in our filings with the Securities and Exchange Commission. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time, and it is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward looking statements we may make. In light of these risks, uncertainties and assumptions, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, except as required by law, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, unless required by law. This presentation contains estimates and other information concerning our industry, our business and the markets for our product candidates. Information that is based on estimates, market research or similar methodologies, including prevalence studies which are extrapolated to broader populations, is inherently subject to uncertainties, and actual events or circumstances may differ materially from events and circumstances that are assumed in this information. Unless otherwise expressly stated, we obtained this industry, business, market and other data from our own internal estimates and research as well as from reports, research surveys, studies and similar data prepared by market research firms and other third parties, industry, medical and general publications, government data and similar sources. Industry publications and surveys generally state that the information contained therein has been obtained from sources believed to be reliable. Although we believe the industry and market data to be reliable as of the date of this presentation, this information could prove to be inaccurate. Industry and market data could be wrong because of the method by which sources obtained their data and because information cannot always be verified with complete certainty due to the limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties. While we are responsible for the accuracy of such information and believe our internal company research as to such matters is reliable and the market definitions are appropriate, neither such research nor these definitions have been verified by any independent source.

Transforming the Lives of People Impacted by Endocrine and Metabolic Diseases through Precision Peptides  Our Mission

MBX ENDO 2026 Canvuparatide 12-week Avail™ & OLE Update Welcome/Introductions Kent Hawryluk, MBX President & CEO 1 Market Landscape & Opportunity Michael T. Collins, M.D. Endocrinologist Special Volunteer and Senior Clinical Advisor, National Institutes of Health 3 MBX Canvuparatide Overview Richard DiMarchi, Ph.D., Distinguished Professor of Chemistry at Indiana University, MBX Co-founder 2 Canvuparatide 1-year OLE Results Sam Azoulay, M.D., MBX Chief Medical Officer 4 Conclusion/Q&A Kent Hawryluk 5

MBX Proprietary PEP™ Platform Richard DiMarchi, PhD MBX Scientific Co-Founder Distinguished Professor of Chemistry and Gill Chair in Biomolecular Sciences at Indiana University

MBX: Building on a Century of Progress in Peptide-Based Drugs

1923 — Eli Lilly produces the first insulin


U-20
ILETIN
INSULIN, LILLY
20 Units in Each cc.

1982 — **Commercial Synthesis**: first rDNA hormone introduced[1]


NDC 0002-8215-17
100 units per mL
Humulin® R
U-100

1985 — First cancer-focused peptide therapeutics approved


Eligard
45 mg
Leuprolide Acetate for Injection
LUPRIDE DEPOT

1996 — **Commercial Optimization**: first rDNA chemically optimized therapeutic (Humalog)[1]


A13
B17
A16
B6
B11
B15
B12

2001 — First rDNA-derived human parathyroid hormone for treatment of osteoporosis[1]


FORTEO®
teriparatide injection
20-mcg daily dose in a 2.24-mL prefilled delivery device
helps build new bone
A Lilly Medicine

2014 — First once-weekly GLP-1 agonist[1]


trulicity
1.5 mg/0.5 mL
trulicity
0.75 mg/0.5 mL

2019 — First oral GLP-1 treatment for type 2 diabetes


RYBELSUS® 14 mg
Semaglutide
14 mg Tabletten • Comprimés

The Next Frontier

[1]Contributions made by MBX scientific founder, Dr. Richard DiMarchi

rDNA, recombinant DNA.

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MBX Biosciences

Clinically Validated Precision Endocrine Peptide (PEP™) Platform Created by MBX and Scientific Co-Founder Richard DiMarchi, PhD INNOVATIVE PEPTIDE DESIGN With a goal to optimize: Multiple mechanisms of action within a single peptide Increased potency Enhanced physical properties, including stability and solubility PROGRAMMABLE PRODRUG Designed to provide: Gradual, controlled release of active drug Slow rise to maximum exposure Flattened exposure Fatty  Acylation With a goal to optimize: Longer time action More convenient dosing Combining PEP technologies to deliver differentiated and best-in-class medicines for patients

Canvuparatide: Prodrug Chemically Converts to Active Drug at a Precisely Controlled Rate Under Physiologic Conditions Biologically active peptide analog is converted and inactive metabolite eliminated Canvuparatide (MBX 2109) PRODRUG Dipeptide ACTIVE DRUG Fatty acids (FA) facilitate binding to albumin PTH Receptor FA Albumin FA facilitates extended time action Active drug binds to and activates the PTH receptor A B C PTH, parathyroid hormone.

Hypoparathyroidism Market Landscape Michael T. Collins, M.D. Endocrinologist Special Volunteer and Senior Clinical Advisor at the National Institutes of Health

Hypoparathyroidism (HP) is a Serious Chronic Condition

Hypoparathyroidism occurs when the ***parathyroid glands produce too little parathyroid hormone (PTH),*** *resulting in a spectrum of findings*

Symptoms and Presentation	**Hypocalcemia,** cramping, paresthesia, tetany, seizures, arrhythmias, kidney disease, neurocognitive deficits ("brain fog"), depression, increase in major adverse cardiac events		
Onset and Etiology	<u>**Typical Onset**</u> 40-65 years old	<u>**Main cause**</u> Post-surgical complications of neck procedures (75%)[1]	<u>**Other causes**</u> Genetic disorders, autoimmune disease, radiation therapy, idiopathic
	Chronic HP defined as symptoms persisting ≥12 months		
Prognosis	**Impaired QoL** Due to persistence of mild symptoms (e.g., hypocalcemia, brain fog, fatigue)	**Impaired Renal Function** Due to hypercalciuria, nephrocalcinosis, nephrolithiasis	

[1]Powers. J Bone Miner Res. 2013 found 73% post-surgical and Clarke. J Clin Endocrinol Metab. 2016 found 78%. Sources: Abate. Front Endocrinol (Lausanne). 2017; Bilezikian. JCEM. 2020; Brandi. JCEM. 2016; Cipriani. J Endocr. Soc. 2021; Clarke. J Clin Endocrinol Metab. 2016; Khan. J Bone Miner Res. 2022; Mannstadt. Nat Rev Dis Primers. 2017; Powers. J Bone Miner Res. 2013; Ahn SH et al, Long-Term Morbidity after Postoperative Hypoparathyroidism in Thyroid Cancer Patients: A Nationwide Population-Based Cohort Study; Thyroid 2026;36(3):320-329; UpToDate; Advocacy Groups; Clearview Analysis.

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MBX Biosciences

Chronic HP Affects Thousands of Patients Worldwide

Prevalence	+	Annual Incidence
>250K in US and EU[1]		>7K in US and EU[2,3]

Majority (~75%) of patients are **post-surgical**

Majority post-surgical patients **diagnosed within months** of surgery

Large population with increased healthcare utilization in need of effective treatments[4]

Source: [1]Mannstadt et al, Nat Rev Dis Primers, 2017; Powers et al, *JBMR.,* 2013; Vadiveloo et al, *JBMR* 2017; Cianferotti et al, *Calcif Tissue Int,* 2018; Swartling et al, *J Clin Endocrinol Metab,* 2022; Underbjerg et al, *JBMR.* 2013; Soibelman et al, Clin Otolaryngol, 2025; ClearView Analysis. [2]Powers et al, JBMR, 2013. [3]Internal estimates [4]Chen K, Krasner A, Li S, et al. Clinical burden and healthcare resource utilization among patients with chronic hypoparathyroidism, a retrospective cohort study. Journal of Medical Economics. 2019;22(11):1145-1153. PMID: 31124721

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MBX Biosciences

Patients with Chronic HP have a Significant Disease Burden Treatment frequently causes hypercalciuria leading to renal calcification nephrocalcinosis, nephrolithiasis and chronic kidney disease “If I go without my meds, I will be dead in days. If I skip/miss calcium, I will be in the ED in 12 hours.” - Chronic HP Patient “I no longer have the luxury of sleeping through the night.” – Chronic HP Patient Pill Burden (conventional therapy) 10-30+ pills a day Every few hours Missed dose anxiety From Chronic HP patient Symptoms Can Be Debilitating Taking Daily Supplements Is Highly Disruptive Supplements Do Not Restore Physiologic Stability

Yorvipath® Uptake Validates Need and Acceptance of Injectable PTH Replacement Therapy; But Significant Gaps Remain Source: Primary US market research study (n=10 endocrinologists, n=10 nurses responsible for injection training and initiation, n=20 HP patients); conducted by Bold Insight; August - September 2024; assumes otherwise same product profile Continued Symptoms Many patients continue to experience symptoms while on treatment Daily injections lead to injection fatigue and the risk of not staying on therapy Daily Injection Fatigue Anxiety About Missing Daily Dose Patients worry about disruptions leading to missed injections

Canvuparatide Demonstrated Positive Results in Phase 2 Phase 3 Initiating in Q3’26 Source: Canvuparatide AVAIL Ph2 study results Phase 2 Clear registrational path with endpoints that matter to physicians and payers Phase 3 Kickoff Q3’26 Demonstrated compelling efficacy across comorbidities related to PTH deficiency Confirmed tolerability profile Determined starting dose for Ph3 study Normalization of serum calcium, and independence from active vitamin D and therapeutic doses of calcium Normalization of urine calcium Patient reported outcomes

Once-Weekly Canvuparatide has the Potential to be the New Standard of Care for Patients with Chronic HP Source: MBX market research May 2026 First once-weekly PTH replacement therapy Restore normal serum calcium and phosphate Protect kidneys from long-term damage Restore bone turnover Free patients from daily disease management Canvuparatide Potential (to be proven in Ph3 study) Patients HCPs would make canvuparatide the preferred choice PTH-Naïve Patients HCPs would switch large majority over time PTH-Treated Patients If week-over-week consistency is born out: eliminate the rollercoaster of crashes and debilitating symptoms Most patients would choose once-weekly canvuparatide HCPs In market research…

In Summary…. Chronic HP is a damaging disease affecting >250K patients across US and EU 1 Yorvipath® uptake validates need/acceptance of PTH replacement; significant gaps remain 2 Once-weekly canvuparatide has the potential to set a new standard for treating chronic HP 3 The majority of HCPs and patients would choose once-weekly first 4

Canvuparatide One-Year OLE Results Sam Azoulay, M.D. MBX Chief Medical Officer

Phase 2 and OLE Study: Trial Design and Endpoints

12-Week Trial and 2-Year Open-Label Extension Study Design


Screening & Optimization Period
Treatment Period: 12 weeks
Open-Label Extension (Ongoing): 2 years
4- Week Fixed Dose Treatment Period
8-Week Dose Adjustment Period
R
N=64
400 µg QW (n=16)
Titrate Canvuparatide (up to 1200 µg)
600 µg QW (n=16)
Titrate Canvuparatide (up to 1400 µg)
800 µg QW (n=16)
Titrate Canvuparatide (up to 1600 µg)
QW Placebo (n=16)
Titrate Placebo
N=60
Continuation of QW Canvuparatide, Titrate (n=45)
Placebo crossover: Start at 400 µg QW Canvuparatide, Titrate (n=15)
HCP-admin weekly in clinic / weekly assessments
Self-admin weekly at home / assessments every 4-6 weeks

Phase 2 Key Endpoints

Primary Composite Endpoint (Week 12)

Proportion of patients (% responders) meeting all three criteria:

- Normal albumin-adjusted serum calcium (8.2 mg/dL to 10.6 mg/dL)
- Independence from active vitamin D supplements
- Oral calcium supplements (≤600 mg/day)

OLE Key Endpoints

Primary Endpoints

- Safety and tolerability

Select Secondary and Exploratory Endpoints

- Responders at one year
- Responders for each individual component of composite criteria
- 24h urine calcium excretion, bone biomarkers, bone mineral density over time
- Immunogenicity (ADA)

ADA, anti-drug antibodies; OLE, open-label extension; QW, once weekly.
ClinicalTrials.gov Identifier: NCT06465108, NCT06531941

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MBX Biosciences

Baseline Characteristics: Representative of HP Population and Well Balanced AdjCa, albumin-adjusted calcium; BMI, body mass index; HP, hypoparathyroidism; PTH, parathyroid hormone. aNonsurgical etiologies included idiopathic (canvuparatide, 6.3%; placebo, 12.5%), autoimmune (canvuparatide, 2.1%; placebo, 0%), and genetic (canvuparatide, 2.1%; placebo, 0%); bn = 14. Characteristics Canvuparatide (n = 48) Placebo (n = 16) Age, years, median (range) 49.0 (23–72) 44.5 (19–63) Female, n (%) 41 (85.4) 15 (93.8) Race, n (%) White 43 (89.6) 13 (81.3) Black or African American 4 (8.3) 2 (12.5) Other 1 (2.1) 1 (6.3) Hispanic or Latino, n (%) 29 (60.4) 9 (56.3) BMI, kg/m2, mean (SD) 31.3 (6.3) 30.2 (5.4) Duration of HP, years, mean (SD) 10.5 (9.0) 8.9 (4.8) Characteristics Canvuparatide (n = 48) Placebo (n = 16) Etiology of HP, n (%) Postsurgical chronic 43 (89.6) 14 (87.5) Nonsurgicala 5 (10.4) 2 (12.5) Calcium dose, mg/day, mean (SD) 3208.0 (2872.3) 2455.3 (918.1) Vitamin D dose, µg/day, mean (SD) 0.94 (0.52) 0.84 (0.39) Serum PTH, ng/L, mean (SD) 10.2 (5.7) 12.1 (12.6) Serum AdjCa, mg/dL, mean (SD) 9.3 (0.7) 9.0 (1.0)b Serum phosphorus, mg/dL, mean (SD) 4.6 (0.8) 4.6 (0.8) Urine calcium, ≥ 250 mg/day, n (%) 22 (45.8) 7 (43.8)

Patient Disposition



Canvuparatide 400 µg QW n = 16
Canvuparatide 600 µg QW n = 16
Canvuparatide 800 µg QW n = 16
Placebo n = 16
Avail (Parent Study)
Completed Parent Study n = 64
100% of patients completed the Avail 12-week study
Enrolled in OLE Study N = 60
94% of patients continued into the OLE
OLE Study
Canvuparatide (Patients continued canvuparatide[a] or switched from placebo[b]) n = 60
Ongoing at 1 Year n = 54
90% retention rate at 1 year

[a]Patients randomized to canvuparatide in the parent study continued on the last dose they received in the parent study if they were able to be withdrawn from active vitamin D and calcium; if not, their dose was adjusted in accordance with the titration algorithm. [b]Patients randomized to placebo in the parent study were switched to canvuparatide 400 µg QW in the OLE, with dose adjustments made to maintain serum calcium 8.2–10.6 mg/dL following the titration algorithm.

21

Primary Composite Endpoint and Components at 1 Year (OLE) 1. The canvuparatide cohort at 1 year includes patients initially randomized to canvuparatide (n = 39) or placebo (n = 15) for 12 weeks in the parent study. 2. P < .05 vs placebo 3. Zero contribution from rescue therapy (PRN) in the last week of the treatment period Parameter, n (%) 12-Week Study 1 Year (OLE) Canvuparatide (n = 48) Canvuparatide1 (n = 54) Proportion of Patients Meeting Response Criteria (Responders) 30 (63%)2,3 31 (57%)3 (CI: 44-71%) Proportion of patients meeting each component of responder criteria, n (%) Independence from active vitamin D 47 (98%) 46 (85%) Independence from oral calcium (≤600 mg/day) 36 (75%) 39 (72%) Serum AdjCa within normal range (8.2−10.6 mg/dL) 39 (81%) 41 (75%)

Once-Weekly Canvuparatide Demonstrated Competitive Responder Rates in the Phase 2 Avail Trial and OLE

1/week

Once-Weekly Canvuparatide Phase 2 Responder Rates



63%
79%
57%
12 Week Tx
6 Month Tx
1 Year Tx

Achieved primary endpoint at Week 12

Once-Daily Yorvipath® Phase 2 Responder Rates[1]



50%
71%
63%
4 Week Tx
6 Month Tx
1 Year Tx

Did **not** achieve primary at Week 4

7/week

Tx, treatment; Data sourced from (1)"PaTH Forward: A Randomized, Double-Blind, Placebo-Controlled Phase 2 Trial of TransCon PTH in Adult Hypoparathyroidism", https://pmc.ncbi.nlm.nih.gov/articles/PMC8684498/. Note: These data are derived from different clinical trials at different points in time, with differences in trial design, including endpoints, and patient populations. As a result, cross-trial comparisons cannot be made, it is only provided for illustrative purposes, and no head-to-head clinical trials have been conducted.

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MBX Biosciences

Pharmacokinetics and Serum Calcium Profile Continue to Support Once-Weekly Dosing Phase 2 Pharmacodynamics (Serum AdjCa Over Time*) Phase 2 Pharmacokinetics (Drug Exposure) PK in chronic HP patients demonstrated consistent concentration of canvuparatide active drug with a Tmax of 2-3 days, minimal fluctuation and a peak‑to‑trough ratio of ~1.3 over a week Mean peak-to-trough serum calcium difference was 0.59 [0.12] mg/dL, consistent with stable calcium control *As assessed at trough concentration. aStarting after the baseline of the OLE (at week 12 overall), patients in the placebo group were switched to canvuparatide.

Once-Weekly Canvuparatide Reduced 24h Urine Calcium While Maintaining Stable Serum Calcium Through 1 Year ULN Canvuparatide Baseline Week 12 1 Year Baseline Week 12 1 Year n = 44 45 34 15 14 13 Placebo OLE Avail Study OLE Avail Study Mean 24-Hour Urine Calcium Mean (SE) 24‑Hour Urine Calcium Levels, mg/day Placebo to canvuparatide Mean Serum Calcium Over Time OLE Avail Study Protocol-defined normal range: 8.2–10.6 mg/dL 0 4 8 12 16 26 54 Canvuparatide Placebo Canvuparatide, n Placebo, n 44 48 13 14 47 48 58 15 16 56 54 N = patient data available at 1 year.

In Patients With Elevated Baseline Urine Calcium, Urine Calcium Continued to Decrease Through 1 Year ULN Canvuparatide n = 19 19 16 6 6 5 Placebo Placebo to canvuparatide OLE Avail Study OLE Avail Study Mean 24-Hour Urine Calcium Mean (SE) 24‑Hour Urine Calcium Levels, mg/day Baseline Week 12 1 Year Baseline Week 12 1 Year N = patient data available at 1 year.

Once-Weekly Canvuparatide Demonstrated Expected Effects of PTH in the Kidney Parameter, Mean (SE) Change from Baseline at 1 Year (OLE)a Canvuparatide (n = 54) Phosphate, mg/dL –0.4 (0.1) Calcium-phosphate product, mg2/dL2 –5.9 (0.8)b 1,25-Dihydroxyvitamin D3, ng/L 3.5 (3.6) Estimated glomerular filtration rate, mL/min/1.73m2 5.3 (2.1) eGFR, estimated glomerular filtration rate. a1 year includes 12 weeks of the parent study and corresponds to week 48 of the OLE study.. bn = 53.

Canvuparatide Restored Bone Metabolism


C-Terminal Telopeptide of Type 1 Collagen (CTx)
Mean (SE) CTx Levels, ng/L
Avail Study
OLE Study
1600
1400
1200
1000
800
600
400
200
0
W0 W4 W12 W24 (OLE W12) W36 (OLE W24) W60 (OLE W48)
Procollagen Type 1 N-Terminal Propeptide (P1NP)
Mean (SE) P1NP Levels, µg/L
Avail Study
OLE Study
300
250
200
150
100
50
0
W0 W4 W12 W24 (OLE W12) W36 (OLE W24) W60 (OLE W48)
Canvuparatide
Placebo
Placebo to canvuparatide[a]

Reference ranges are: CTx (female high, 1008 ng/L; male high, 854 ng/L), and P1NP (female, 14.3–97.0µg/mL; male, 13.3–79.7 U/L).
[a]During the OLE (starting after Week 12), patients in the placebo group received canvuparatide.

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MBX Biosciences

BMD Changes Were Consistent with Restored Bone Metabolism and Remained Within the Normal Range Avail Study OLE Study Avail Study OLE Study Avail Study OLE Study Avail Study OLE Study W60 (OLE W48) W0 W12 W36 (OLE W24) W60 (OLE W48) W0 W12 W36 (OLE W24) Canvuparatide Placebo to canvuparatide Z-score normal range: ≥ -2.0 (up to 2 standard deviations below the mean) BMD, bone mineral density; W, week.

Immunogenicity to Canvuparatide Was Minimal ADA: anti-drug antibodies * Low titer. Patients With Treatment-Induced ADAs, n (%) Canvuparatide ADA to Canvuparatide ADA to Active Peptide Week 12 (Avail parent trial) 0 0 Week 60 (OLE week 48) 1/59 (1.7)* 0

OLE: Treatment Emergent Adverse Events and Adverse Events of Special Interest SAE, serious treatment-emergent adverse events; TEAE, treatment-emergent adverse event. aSymptomatic of greater intensity or duration then expected bSymptomatic or serum calcium level >11.0 mg/dL . TEAE, n (%) Canvuparatide (n = 60) TEAE 48 (80.0) Mild 22 (36.7) Moderate 23 (38.3) Severe 3 (5.0) Treatment-related TEAE 23 (38.3) SAE 5 (8.3) Treatment-related SAEs 0 TEAE leading to discontinuation 3 (5.0) Deaths 0 AESI (>5% patients), n (%) Canvuparatide (n = 60) Hypocalcemiaa 12 (20.0) Hypercalcemiab 7 (11.7) All injection site reactions 6 (10.0)

One-Year Data Demonstrate Sustained Benefit of Once-Weekly Canvuparatide as a Potential PTH Replacement Therapy in Chronic HP Results consistent with restoration of systemic PTH activity through serum calcium normalization, reduction of urine calcium excretion, restoration of bone metabolism and increase of eGFR Responder rate of 57% at one year in OLE comparable to Phase 2 Avail™ rate of 63% at 12 weeks High retention rate with 90% of patients entering the OLE remaining in the study at one year Generally well tolerated with no new safety signals during the OLE Pharmacokinetics support once-weekly dosing, with low peak-to-trough ratio and stable exposure Phase 3 pivotal trial remains on track to initiate in Q3 2026

Phase 3 Trial Design and Endpoints for Once-Weekly Canvuparatide

26-Week Double-blind Placebo-Controlled Trial followed by a 78-Week Open-Label Extension



Treatment Period: 26 weeks
Open-Label Extension: 78 weeks
4- Week Fixed Dose Treatment Period
18-Week Dose Adjustment Period
4-Week Dose Maintenance Period
8 Week Screen & Optimization
R
3:1
N=160
600 µg Canvuparatide QW (n=120)
QW Placebo (n=40)
Titrate Canvuparatide
Titrate Placebo
No Study Drug Titration
Primary Endpoint Week 26
Continuation of QW Canvuparatide (n=120)
Placebo Crossover: Canvuparatide (n=40)
30-day Follow-up

Phase 3 Trial Endpoints

Primary Composite Endpoint (Week 26)

Proportion of patients (% responders) meeting all four criteria:

- Normal albumin-adjusted serum calcium (8.3 mg/dL to 10.6 mg/dL)
- Independence from active vitamin D
- Calcium supplements (≤600 mg/day)
- Stable with no increase in canvuparatide dose during last 4 weeks

Key Secondary Endpoints

- Proportion of patients (% responders) with elevated 24-hour urine calcium who normalize urine calcium excretion while maintaining normal albumin-adjusted serum calcium
- Patient-reported outcomes (PROs)

QW: once weekly

33

Conclusion Kent Hawryluk MBX President & CEO

One-year OLE data support canvuparatide as a once-weekly PTH replacement therapy Market research indicates majority of HCPs and patients would choose once weekly first Phase 3 trial preparations underway, initiation anticipated in Q3 2026 Once-Weekly Canvuparatide: Paving the Way for a Potential New Standard of Care in Chronic HP

$440 million in cash expected to provide runway into 20291 Program Milestone Anticipated Timing Canvuparatide (MBX 2109) End-of-Phase 2 FDA Meeting Avail™ Phase 2 presentation and one-year OLE data ENDO 2026 Phase 3: Initiation Q3 2026 MBX 4291 (GLP-1/GIP) Phase 1: 12-week MAD results Q4 2026 MBX 5765 (amycretin) Nominate development candidate MBX 6XXX (GLP-1/GIP/GCGR) Nominate development candidate Q3 2026 1 Unaudited cash, cash equivalents and marketable securities as of March 31, 2026 MBX: Catalyst-Rich Year

Transforming the Lives of People Impacted by Endocrine and Metabolic Diseases through Precision Peptides  Our Mission